ALEXANDER & BALDWIN, INC.
                     1998 STOCK OPTION/STOCK INCENTIVE PLAN


                                 AMENDMENT NO. 5



         The Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan, as previously amended (hereinafter the "Plan"), is hereby further amended, effective as of October 26, 2006, as follows:

         1. Paragraph F of Section I ("OPTION TERMS - Transferability of Options") of Article Two of the Plan is hereby amended in its entirety to read as follows:

                  F. Transferability of Options. The following transferability
                     --------------------------
         provisions shall be applicable to (i) each option granted under the Plan on or after October 26, 2006 and (ii) each option outstanding under the Plan on such date, with each such outstanding option to be hereby amended to incorporate such provisions:

                     (a) Each such option may be assigned in whole or in part during the Optionee's lifetime to a revocable living trust established exclusively for the Optionee or the Optionee and his or her spouse, to the extent such assignment is in connection with the Optionee's estate plan. The assigned portion may only be exercised by the person who acquires a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents to be executed by the assignee as the Plan Administrator may deem appropriate.

                     (b) The Optionee may also designate one or more persons as the beneficiary or beneficiaries of each such option, and the option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding that option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of the applicable agreement evidencing that option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                     (c) Except for the limited transferability provided by the foregoing, an outstanding option under the Plan shall not be assignable or transferable and shall be exercisable only by the Optionee during his or her lifetime.

         2. There is hereby added to Section I ("TERMS AND CONDITIONS OF RELOAD OPTIONS") of Article Three of the Plan, new Paragraph C.9 as follows:

                  9. Transferability of Reload Options. The following
                     ---------------------------------
         transferability provisions shall be applicable to (i) each Reload Option granted under the Plan on or after October 26, 2006 and (ii) each Reload Option outstanding under the Plan on such date, with each such outstanding Reload Option to be hereby amended to incorporate such provisions:

                     (a) Each such Reload Option may be assigned in whole or in part during the Optionee's lifetime to a revocable living trust established exclusively for the Optionee or the Optionee and his or her spouse, to the extent such assignment is in connection with the Optionee's estate plan. The assigned portion may only be exercised by the person who acquires a proprietary interest in the Reload Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Reload Option immediately prior to such assignment and shall be set forth in such documents to be executed by the assignee as the Plan Administrator deems appropriate.

                     (b) The Optionee may also designate one or more persons as the beneficiary or beneficiaries of each such Reload Option, and the Reload Option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding that option. Such beneficiary or beneficiaries shall take the transferred Reload Option subject to all the terms and conditions of the applicable agreement evidencing that option, including (without limitation) the limited time period during which the Reload Option may be exercised following the Optionee's death.

                     (c) Except for the limited transferability provided by the foregoing, an outstanding Reload Option under the Plan shall not be assignable or transferable and shall be exercisable only by the Optionee during his or her lifetime.

         3. Except as modified by this Amendment, all the terms and provisions of the Alexander & Baldwin, Inc. 1998 Stock Option/Stock Incentive Plan, as previously amended, shall continue in full force and effect.

         IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly-authorized officers on this 26th day of October, 2006.


                                            ALEXANDER & BALDWIN, INC.

                                            By /s/ Nelson N. S. Chun
                                               Its Senior Vice President

                                            By /s/ Alyson J. Nakamura
                                               Its Secretary